                                                               Exhibit 10.xxviii
                             THE MEAD CORPORATION
                            1996 STOCK OPTION PLAN
                            ----------------------

                                                                       COMPOSITE
                                                                       ---------
                                                                        06/24/99

Section 1.  Purposes.
---------   --------

     The purposes of The Mead Corporation 1996 Stock Option Plan (the "Plan") are (i) to provide incentives to officers, other key employees and non-employee directors of the Company upon whose judgment, initiative and efforts the long-term growth and success of the Company is largely dependent; (ii) to assist the Company in attracting and retaining key employees and non-employee directors of proven ability; and (iii) to increase the identity of interests of such key employees and non-employee directors with those of the Company's shareholders by providing such employees and directors with options to acquire Shares of the Company.

Section 2.  Definitions.
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     For purposes of the Plan:

     (a) "Acquisition Transaction" means a transaction of the type described in Section 9(b) (ii).

     (b) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the 1934 Act.

     (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

     (d) "Change in Composition of the Board," means an event of the type described in Section 9(b) (iv).

     (e)    "Change in Control," means a transaction of the type described in
Section 9 (b) (iii).

     (f)    "Committee" means the committee referred to in Section 4.

     (g)    "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Company" means The Mead Corporation, an Ohio corporation; when used in the Plan with reference to employment, "Company" shall include any Subsidiary of the Company.

     (i) "Designation of Beneficiary" means such person(s) or entity whom the Option Holder has designated by a transfer on death or other designation of beneficiary to receive the Holder's Option on the Holder's death in accordance with such procedures established from time to time by the Committee.

     (j) "Fair Market Value" means the average of the highest sale price and the lowest sale price of a Share on the date the value of a Share is to be determined, as reported on the New York Stock Exchange - Composite Transactions Tape or, if no sale is reported for such date, then on the next preceding date for which a sale is reported.

     (k) "Grantee" means the employee who received the option from the Company.

     (l) "Holder" means the person(s) or entity who owns the option, whether Grantee, Transferee, heir or other beneficiary.

     (m) "Incentive Stock Option" means an option granted under the Plan which qualifies as an Incentive Stock Option under Section 422 of the Code.

     (n) "Initial Director" means a person who is a Non-Employee Director at the date of requisite approval of this Plan by the shareholders of the Company.

     (o)    "Limited Right" means a right granted under Section 9 of the Plan.

     (p) "Non-Employee Director" means a member of the Board who is not also an employee of the Company.

     (q) "Nonqualified Option" means an option granted under the Plan which does not qualify as an Incentive Stock Option under Section 422 of the Code.

     (r)    "1934 Act" means the Securities Exchange Act of 1934, as amended.

     (s) "Reload Option" means a Nonqualified Option granted under Section 6(d) of the Plan.

     (t) "Share" or "Shares" means shares of common stock, without par value, of the Company.

     (u) "Subsequent Director" means a person who becomes a Non-Employee Director subsequent to the date of requisite approval of this Plan by the shareholders of the Company.

     (v) "Subsidiary" means any corporation, partnership or other person or entity at least 10% of the voting or equity interest of which is owned or controlled, directly or indirectly, by the Company.

     (w) "Tender Offer" means a tender offer or a request or invitation for tenders or an exchange offer subject to regulation under Section 14(d) of the 1934 Act and the rules and regulations thereunder, as the same may be amended, modified or superseded from time to time.

     (x) "Tax Date" means the date as of which the amount of the withholding tax payment with respect to the exercise of a Nonqualified Option is calculated.

     (y) "Transferee" means the person who received the option from the Grantee during the Grantee's lifetime.

     (z) "Person" shall have the meaning given in Section 3(a)(9) of the 1934 Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Section 3.  Shares Subject to the Plan.
---------   --------------------------

     (a)    Number of Shares. Subject to adjustment as provided in Section 11,
            ----------------
the maximum number of Shares that may be issued and/or delivered under the Plan upon the exercise of options is 8,000,000. Subject to adjustment as provided in Section 11, the maximum number of Shares that may be issued and/or delivered under the Plan to any individual over the term of the Plan upon the exercise of options shall not exceed 800,000. Such Shares may be either authorized and unissued or treasury Shares. Any shares (i) subject to an option which for any reason has terminated or expired or has been cancelled prior to being fully exercised or (ii) which have been received by the Company as full or partial payment for Shares purchased pursuant to Section 8(b), may again be granted pursuant to options under the Plan.

     (b) Subject to adjustment as provided in Section 11, the maximum number of Limited Rights which may be granted under the Plan is 8,000,000. Subject to adjustment as provided in Section 11, the maximum number of Limited Rights that may be granted under the Plan to any individual over the term of the Plan shall not exceed 800,000. Any Limited Rights granted under the Plan which for any reason terminate or expire or have been cancelled prior to being fully exercised may again be granted under the Plan.

Section 4.  Administration.
---------   --------------

     The Plan shall be administered by a committee (the "Committee") of the Board of Directors, consisting of three or more directors, who shall from time to time be appointed by and serve at the pleasure of, the Board of Directors. No director shall serve as a member of the Committee if (i) he or she does not qualify as a disinterested person with respect to the Plan under Rule 16b-3 (or any successor provision) under the 1934 Act or (ii) he or she does not qualify as an outside director within the meaning of Section 162(m) of the Code.

     The Committee shall have and exercise all the power and authority granted to it under the Plan. Subject to the provisions of the Plan, the Committee shall in its sole discretion determine the persons to whom, and the times at which, Incentive Stock Options, Nonqualified Options, Reload Options and Limited Rights shall be granted; the number of Shares to be subject to each option; the option price per Share; and the term of each option. In making such determinations, the Committee may take into consideration each participant's present and/or potential contribution to the success of the Company and any other factors which the Committee may deem relevant and proper. Subject to the provisions of the Plan, the Committee shall also interpret the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; correct defects, supply omissions and reconcile any inconsistencies in the Plan; and make all other determinations necessary or advisable for the administration of the Plan. The Committee may in its discretion change the terms of any Limited Right granted hereunder in connection with an Incentive Stock Option to permit the Limited Right to be exercisable even though the Fair Market Value of a Share on the date of exercise does not exceed the exercise price of the related option. Such determinations of the Committee shall be conclusive. A majority of the Committee shall constitute a quorum for meetings of the Committee, and the act of a majority of the Committee at a meeting, or an act reduced to or approved in writing by all members of the Committee, shall be the act of the Committee.

Section 5.  Eligibility.
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     From time to time during the term of the Plan, the Committee may grant one or more Incentive Stock Options, Nonqualified Options and Reload Options to any person who is then an officer or other key employee of the Company. Each Non-Employee Director shall be eligible to receive Nonqualified Options granted under the formula provision set forth in
Section 7 of the Plan.

Section 6.  Terms and Conditions of Options.
---------   -------------------------------

     (a)    Option Grant Document. The terms of each option granted under the
            ---------------------
Plan (at any time after the establishment of the Plan) shall be set forth in a written agreement or other grant document, the form of which shall be approved by the Committee.

     (b)    Terms and Conditions of General Application. The following terms and
            -------------------------------------------
provisions shall apply to all options granted under the Plan, except to the extent otherwise provided in Sections 6 (c), 6 (d), 6 (e), 6 (f) and 7 hereof, if applicable:

            (1) No option may be granted under the Plan at an option price per Share which is less than the Fair Market Value of a share on the date of grant.

            (2) No option may be exercised more than ten years after the date of grant.

            (3) No option shall be exercisable within one year after the date of grant. At the time an option is granted, the Committee may provide that after such one year period, the option may be exercised with respect to all Shares subject thereto, or may be exercised with respect to only a specified number of Shares over a specified period or periods.

            (4) Except as provided in Sections 6 (b) (5) and 6 (b) (6), an option may be exercised only if the Grantee of such option has been continuously employed by the Company since the date of grant. Whether authorized leave of absence or absence for military or governmental service shall constitute a termination of employment shall be determined by the Committee in its sole discretion.

            (5) At the time an option is granted, or at such other time as the Committee may determine, the Committee may provide that, if the Grantee of the Option ceases to be employed by the Company for any reason (including retirement or disability) other than death, the option will continue to be exercisable by the Holder (including a Transferee under Section 10 hereof) for such additional period (not to exceed the remaining term of such option) after such termination of employment as the Committee may provide.

            (6) At the time an option is granted, the Committee may provide that, if the Grantee of such option dies while employed by the Company or while entitled to the benefits of any additional exercise period established by the Committee with respect to such option in accordance with Section 6(b) (5), then the option will continue to be exercisable by the person or persons to whom the Grantee's rights with respect to such option shall have passed by will or by the laws of descent and distribution (or in accordance with the procedures set forth in Section 10 hereof) for such additional period after death (not to exceed the remaining term of such option) as the Committee may provide.

            (7) At the time an option is granted, the Committee may provide for any restriction or limitation on the exercise of such option and/or for any restriction or limitation on the transferability of the Shares issuable upon the exercise of such option as it may deem appropriate.

     (c)    Additional Provisions Applicable to Incentive Stock Options. The
            -----------------------------------------------------------
following additional terms and provisions shall apply to Incentive

Stock Options granted under the Plan, notwithstanding any provision of Section 6
(b) to the contrary:

            (1) No Incentive Stock Option shall be granted to an officer or other employee who possesses directly or indirectly (within the meaning of Section 424(d) of the Code) at the time of grant more than 10% of the voting power of all classes of Shares of the Company or of any parent corporation or any corporation, 50% or more of the voting stock of which is owned or controlled, directly or indirectly, by the Company, unless the option price is at least 110% of the Fair Market Value of the Shares subject to the option on the date the option is granted and the option is not exercisable after the expiration of five years from the date of grant.

            (2) The aggregate Fair Market Value (determined on the date an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and all of the plans of the Company and any Subsidiary and any parent corporation) shall not exceed $100,000, or such other maximum amount permitted by the Code.

            (3) Any Stock Option granted under the Plan may contain a feature providing for, upon the exercise thereof, the grant of a Reload Option subject to and in accordance with the terms and conditions set forth in Section 6 (d) below.

     (d)    Additional Provisions Applicable to Reload Options. Whenever the
            --------------------------------------------------
Grantee of any option containing a reload feature (the "Original Option") outstanding under this Plan exercises such Original Option, the Grantee of such Original Option (except as provided in Section 6 (d) (5) below) shall be granted on the date of such exercise (the "Reload Date") a new option (the "Reload Option") for a number of Shares (the "Original Shares") equal to the number of Shares subject to the Original Option being exercised less the number of Shares subject to the Original Option which are (A) withheld by the Company as full or partial payment of the option price for such Original Option, (B) otherwise disposed of for purposes of having the proceeds applied for such purpose or (C) withheld by the Company for purposes of tax withholding in accordance with
Section 8 (d) hereof. The following additional terms and provisions shall apply to Reload Options granted under the Plan, notwithstanding any provision of
Section 6 (b) to the contrary:

            (1)   Option Price. The option price per Share covered by a Reload
                  ------------
Option shall be an amount equal to the Fair Market Value per Share as of the Reload Date.

            (2)   Expiration Date. Subject to Section 6 (d) (4) below, the
                  ---------------
option exercise period shall expire on, and the Reload Option shall no longer be exercisable following, the tenth anniversary of the Reload Date.

            (3)   Vesting Period. Reload Options granted under this Section 6
                  --------------
(d) shall vest and become exercisable with respect to all Shares covered thereby on the third anniversary of the Reload Date, subject to Section 6 (f) hereof.

            (4)   Automatic Cancellation. Except as otherwise provided in the
                  ----------------------
agreement evidencing a Reload Option, a Reload Option shall be immediately cancelled (without any action taken by the Company) with respect to that number of Shares subject to such Reload Option (such number of Shares being determined in accordance with the succeeding sentence), effective immediately upon any sale, disposition or purported assignment or transfer of any or all of the Original Shares subject to the Original Option prior to the third anniversary of the Reload Date. The number of Shares subject to the Reload Option so cancelled shall equal the number of Original Shares subject to the Original Option so sold, disposed of, assigned or transferred prior to the third anniversary of the Reload Date; provided, however, that such Shares subject to the Reload Option shall not be
-----------------
cancelled if such Original Shares are used in connection with the exercise of another option with respect to which Section 6 (d) hereof applies.

            (5)   Active Employee. No Reload Option shall be granted to any
                  ---------------
person who is not employed by the Company at the time of exercise of an Original Option.

     (e)    Waiver of Terms. Subject to the ten-year limitation in Section 6 (b)
            ---------------
(3), the Committee may waive or modify at any time, either before or after the granting of an option (including a Reload Option but excluding any option granted under Section 7 hereof) any condition or restriction with respect to the exercise of such option imposed by or pursuant to this Section 6 in such circumstances as the committee may deem appropriate (including, without limitation, in the event the Grantee retires with the approval of the Company, or in the event of a proposed Acquisition Transaction, a Change in Control, Tender Offer for Shares, or other similar transaction involving the Company).

     (f)    Acceleration Upon Certain Events. Subject to the first sentence of
            --------------------------------
Section 6(b)(3) hereof, but notwithstanding any other provision of the Plan, immediately prior to the occurrence of an "Acceleration" (as defined in this Section 6(e)), all outstanding options granted hereunder (including Reload Options and options granted pursuant to Section 7 hereof) shall become fully vested and exercisable. As used in the immediately preceding sentence, "immediately prior" to the Acceleration shall mean sufficiently in advance of the Acceleration to permit the grantee to take all steps reasonably necessary to exercise the option fully and to deal with the Shares purchased under the option so that those Shares may be treated in the same manner in connection with the Acceleration as the Shares of other shareholders. For purposes of this Section 6
(e), an "Acceleration" shall mean any of the following: (i) the date of the first purchase of Shares pursuant to a Tender Offer (other than an offer by the Company), (ii) the date of shareholder approval of an Acquisition Transaction,
(iii) the date of filing of the Schedule 13D or shareholder authorization of the control share acquisition giving rise in either case to a Change in Control, or
(iv) the date of a Change in Composition of the Board.

Section 7.  Non-Employee Directors Formula Options.
---------   --------------------------------------

     The following additional terms and provisions of this Section 7 shall apply to grants of options to Non-Employee Directors under the Plan, notwithstanding any provision of Section 6(b) to the contrary. The provisions of this Section 7 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

     (a)    General. Non-Employee Directors shall receive Nonqualified Options
            -------
under the Plan. The option price per Share shall equal the Fair Market Value of a Share on the date of grant.

     (b)    Initial Grants to Initial Directors. Upon the requisite approval of
            -----------------------------------
the Plan by the shareholders of the Company, each Initial Director shall be granted automatically an option to purchase 600 Shares.

     (c)    Initial Grants To Subsequent Directors. Each Subsequent Director
            --------------------------------------
shall, at the time such director becomes a Non-Employee Director, be granted automatically an option to purchase 600 Shares.

     (d)    Subsequent Grants To Directors. On January 3rd of each year
            ------------------------------
beginning on January 3, 1997, each continuing Initial Director shall be granted automatically an option to purchase a number of Shares determined below. On January 3rd of each year subsequent to a Subsequent Director's becoming a Non-Employee Director, each Subsequent Director shall be granted automatically an option to purchase a number of Shares determined below. The number of Shares subject to each grant made pursuant to this Paragraph (d) shall equal the product obtained by multiplying (w) 600, by (x) an adjustment factor (the "Factor"). The Factor shall equal the quotient obtained by dividing (y) the "base line number" for average "total compensation" paid to directors by companies with annual sales in excess of $4 billion, as published in the Hay Consulting Group's "Directors Compensation Report" (or comparable successor report) in the calendar year immediately preceding the year in which such grant is made, which report covers compensation paid in the year ending immediately prior to the year of publication, by (z) $36,246. In the event that such Directors Compensation Report (or comparable successor report) is not published with respect to any year, the Factor shall equal one (1).

     (e)    Exercisability. Subject to Section 6 (f) hereof, each option granted
            --------------
under this Section 7 shall be exercisable as to 100 percent of the Shares covered by the option on the first anniversary of the date the option is granted.

     (f)    Termination. Upon the termination of a Non-Employee Director from
            -----------
such position, for any reason, after such director has attained either age 70 or ten (10) years of service as a director of the Company (whether or not as a Non-Employee Director), each option granted to such Non-Employee Director pursuant to this Section 7 which is exercisable at the time of such termination shall remain exercisable for the remainder of its term. Upon the termination of a Non-Employee Director from such position, for any reason, prior to the attainment of age 70 or ten (10) years of service as a director of the Company (whether or not as a Non-Employee Director), all options granted to such Non-Employee Director pursuant to this Section 7 which are exercisable at the time of such termination shall remain exercisable for a period of one year following the date of such termination, but in no event may the term of an option be extended beyond its expiration date. Each option granted pursuant to this Section 7 which is not exercisable at the time of such termination shall be immediately cancelled.

Section 8.  Exercise of Options.
---------   -------------------

     (a)    Notice of Exercise. The Holder of an option granted under the Plan
            ------------------
may exercise all or part of such option by giving written notice of exercise to the Committee or its designee; provided, however, that an option may not be exercised for a fraction of a Share. No Holder of an option nor such Holder's legal representatives, legatees, Transferees, distributees or Designation of Beneficiary will be, or will be deemed to be, a Holder of any Shares covered by such option unless and until the option shall have been exercised in accordance with the Plan.

     (b)    Payment of Option Price. The option price for Shares with respect to
            -----------------------
which an option is exercised shall be paid in full at the time such notice is given. An option shall be deemed exercised on the date the Committee or its designee receives written notice of exercise, together with full payment for the Shares purchased. The option price shall be paid to the Company either in cash or Shares (including Shares withheld from the Shares otherwise receivable by the Option Holder upon the exercise of the option) having a Fair Market Value equal to the option price (or a combination of cash and Shares such that the sum of the Fair Market Value of the Shares plus the cash equals the option price). The Committee shall have the authority, subject to such conditions and procedures that it deems necessary and advisable, to authorize the use of a cashless exercise procedure with a registered broker/dealer.

          (c)    Payment in Cancellation of Option. The Committee shall have the
                 ---------------------------------
     authority in its sole discretion to authorize the payment to an Option Holder (with the consent of such Holder) in exchange for the cancellation of all or a part of such Holder's Option (other than an option granted under Section 7 hereof), of cash in an amount per Share not to exceed the difference between the aggregate Fair Market Value on the date of such cancellation of the Shares and the aggregate option price of such Shares; provided, however, that if an Acceleration has occurred, for purposes of this subparagraph, "Fair Market Value" on the date of such cancellation shall be calculated in the same manner as the "exercise value" of a Limited Right would be calculated under Section 9(c) with respect to such date (whether or not any Limited Rights are actually outstanding).

          (d)    Tax Withholding. With the approval of the Committee, the
                 ---------------
     Grantee of a Nonqualified Option may elect to have the Company retain from the Shares to be issued upon the exercise by the Grantee of such option Shares having a Fair Market Value on the Tax Date equal to all or any part of the required minimum federal, state and local withholding tax payments to be made by the Grantee with respect to the exercise of the option in lieu of making such payments in cash. The Committee may establish from time to time rules or limitations with respect to the right of a Grantee to elect to have the Company retain Shares in satisfaction of withholding payments; provided, however, that, in any event, any such election made by a person subject to Section 16(b) of the 1934 Act must be made in accordance with any applicable rules established under such Section.

          If a Grantee transfers a Nonqualified Option pursuant to Section 10, the Grantee is required to satisfy the applicable withholding taxes by paying cash or other property to the Company with respect to any income recognized by the Grantee on the exercise of such option by the Transferee. The Grantee's withholding obligations must be satisfied on the date that the Transferee exercises the option. If the Grantee does not satisfy the applicable withholding tax obligation, the Company shall retain from the Shares to be issued Shares having a Fair Market Value on the Tax Date equal to the mandatory withholding tax payable by the Grantee.

          In connection with the exercise of an option or Limited Right, the Company has the right to require the Grantee to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for Shares (and prior to a cash payment in the case of a Limited Right) or to take whatever action it deems necessary to protect its interests with respect to tax liabilities in connection with the issuance of Shares or cash payment.

     Section 9.  Limited Rights
     ----------  -------------

          (a)    Grant of Limited Rights.  The Committee may grant Limited
                 ------------------------
     Rights with respect to any option granted under the Plan (other than an option granted under Section 7) either at the time the option is granted or at any time thereafter prior to the exercise, cancellation, termination or expiration of such option. The number of Limited Rights covered by any such grant shall not exceed, but may be less than, the number of Shares covered by the related option. The term of any Limited Right shall be the same as the term of the option to which it relates. The right of a Holder to exercise a Limited Right shall be cancelled if and to the extent a related option is exercised, and the right of a Holder to exercise an option shall be cancelled if and to the extent a related Limited Right is exercised.

          (b)  Events permitting Exercise of Limited Rights.  A Limited Right
               --------------------------------------------
     shall be exercisable only if and to the extent that the related option is exercisable; provided, however, that notwithstanding the foregoing, (x) a Limited Right shall not be exercisable during the first six months of its term, and (y) in the case of a Limited Right issued in connection with an Incentive Stock Option, such Limited Right shall not be exercisable unless the Fair Market Value of a Share on the date of exercise exceeds the exercise price of a Share subject to the related option. A Limited Right which is otherwise exercisable may be exercised only during the following periods:

               (i) during a period of 30 days following the date of expiration of a Tender Offer (other than an offer by the Company), if the offeror acquires Shares pursuant to such Tender Offer;

               (ii) during a period of 30 days following the date of approval by the shareholders of the Company of a definitive agreement: (x) for the merger or consolidation of the Company into or with another corporation, if the Company will not be the surviving corporation or will become a subsidiary of another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation, (y) for the merger or consolidation of the Company with another corporation, if the Company will be the surviving corporation and will not become a subsidiary of another corporation, or for the merger or consolidation of any direct or indirect subsidiary of the Company into or with another corporation, other than (in either case) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent ((i) in the case of a merger or consolidation of the Company, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, or (ii) in the case of a merger or consolidation of any direct or indirect subsidiary of the Company, either by remaining outstanding if the Company continues as a parent of the merged or consolidated subsidiary or by being converted into voting securities of the surviving entity or any parent thereof) at least 51% of the combined voting power of the voting securities of the Company or surviving or parent entity outstanding immediately after such merger or consolidation, or (z) for the sale or disposition of all or substantially all of the assets of the Company (each of the foregoing transactions is hereinafter referred to as an "Acquisition Transaction");

               (iii) during a period of 30 days following: (x) the date upon which the Company is provided a copy of a Schedule 13D (filed pursuant to Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) indicating that any person or group (as such terms are defined in Section 13(d)(3) of the 1934 Act) has become the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of 20% or more of the outstanding voting Shares of the Company or (y) the date of authorization, by both a majority of the voting power of the Company and a majority of the portion of such voting power excluding the voting power of interested Shares, of a control share acquisition (as such term is defined in Chapter 1701 of the Ohio Revised Code) (each of the foregoing transactions is hereinafter referred to as a "Change in Control"); and

               (iv) during a period of 30 days following a change in the composition of the Board of Directors such that individuals who were members of the Board of Directors on the date two years prior to such change (and any new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) who were elected, or were nominated for election, by the Company's shareholders with the affirmative vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved) no longer constitute a majority of the Board of Directors (such a change in composition is hereinafter referred to as a "Change in Composition of the Board").

          (c)  Exercise of Limited Rights.  Upon exercise of a Limited Right,
               --------------------------
     the Holder thereof shall receive from the Company a cash payment equal to the excess of: (x) the aggregate "exercise value" on the date of exercise (determined as provided below) of that number of Shares as is equal to the number of Limited Rights being exercised over (y) the aggregate exercise price under the related option of that number of Shares as is equal to the number of Limited Rights being exercised. A Holder shall exercise a Limited Right by giving written notice of such exercise to the Committee. A Limited Right shall be deemed exercised on the date the Committee receives such written notice.

          The "exercise value" of a Limited Right on the date of exercise shall be:

               (i)    in the case of an exercise during a period described in
     Section 9 (b) (i), the highest price per Share paid pursuant to any Tender Offer which is in effect at any time during the 60-day period prior to the date on which the Limited Right is exercised;

               (ii)   in the case of an exercise during a period described in
     Section 9(b) (ii), the greater of: (x) the highest sale price of a Share during the 30-day period prior to the date of shareholder approval of the Acquisition Transaction, as reported on the New York Stock Exchange - Composite Transactions Tape, or (y) the highest fixed or formula per Share price payable pursuant to the Acquisition Transaction (if determinable on the date of exercise);

               (iii)  in the case of an exercise during a period described in
     Section 9(b) (iii), the greater of: (x) the highest sale price of a Share during the 30-day period prior to the date the Company is provided with a copy of the Schedule 13D, or the date of authorization of the control Share acquisition, as reported on the New York Stock Exchange - Composite Transactions Tape, or (y) the highest acquisition price of a Share shown on such schedule 13D or to be paid in such control Share acquisition; and

               (iv)   in the case of an exercise during a period described in
     Section 9 (b) (iv), the highest sale price of a Share during the 30-day period prior to the date of the change in Composition of the Board, as reported on the New York Stock Exchange - Composite Transactions Tape. Notwithstanding the foregoing, in no event shall the exercise value of a Limited Right issued in connection with an Incentive Stock Option exceed the maximum permissible exercise value for such a right for purposes of Section 422 of the Code and the regulations and interpretations issued pursuant thereto. Any securities or property which form part or all of the consideration paid for Shares pursuant to a Tender Offer or Acquisition Transaction shall be valued at the higher of (1) the valuation placed on such securities or property by the person making such Tender Offer or the other party to such Acquisition Transaction, or (2) the value placed on such securities or property by the Committee.

          (d)  Compliance with Law. The exercise of Limited Rights by directors
               -------------------
     and officers of the Company shall be subject to, and comply with, the applicable requirements of Rule 16b-3 (e) under the 1934 Act (or any successor provision), as the same may be amended, modified or superseded from time to time.

     Section 10.  Transfers Upon Death; Nonassignability.
     -----------  --------------------------------------

          Except as provided in this Section 10, options granted under the Plan may not be sold, pledged, assigned, hypothecated or transferred other than by Designation of Beneficiary, or, if none, then by will or the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by such Grantee or by his guardian or legal representative.

          Upon the death of an Option Holder, outstanding Options held by such Holder may be exercised only by Designation of Beneficiary, or, if none, then by the executor or administrator of the Holder's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.

          Subject to such conditions as the Committee may prescribe, during an option Grantee's lifetime, the Committee may permit the transfer or assignment of an outstanding option by such Grantee; provided, that such transfer or assignment shall not apply to (y) an option which is an Incentive Stock Option (but only if nontransferability is necessary in order for the option to qualify as an Incentive Stock Option) and (z) an option granted to a person subject to Section 16 of the 1934 Act (but only if nontransferability is necessary in order for the option to qualify for the exemption under Rule 16b-3 of the 1934 Act)


     Section 11.  Adjustments Upon Changes in Capitalization.
     -----------  ------------------------------------------

          In the event of a change in outstanding Shares by reason of a Share dividend, recapitalization, merger, consolidation, split-up, combination or exchange of Shares, or the like, or in the event of any similar corporate transaction which the Committee determines requires the adjustments described herein, the maximum number of Shares subject to option during the existence of the Plan, the number of Limited Rights which may be granted under the Plan, the number of Shares subject to, and the option price of, each outstanding option, the maximum number of Shares or Limited Rights which may be granted to any individual over the term of the Plan, the number of Limited Rights outstanding, the Fair Market Value of a Share on the date a Limited Right is granted, and the like shall be appropriately adjusted by the Committee (disregarding any fractional Shares resulting therefrom), whose determination in each case shall be conclusive.

     Section 12.  Conditions Upon Granting and Exercise of Options and Limited
     -----------  ------------------------------------------------------------
                  Rights and Issuance of Shares.
                  -----------------------------

          No option or Limited Right shall be granted, no option or Limited Right shall be exercised and Shares shall not be issued or delivered upon the exercise of an option unless the grant and exercise thereof, and the issuance and/or delivery of Shares pursuant thereto, or the payment therefor, shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the 1934 Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares then may be listed.

     Section 13.  Amendment and Termination of Plan.
     -----------  ---------------------------------

          (a)  Amendment.  The Board of Directors may from time to time amend
               ---------
     the Plan, or any provision thereof, in such respects as the Board of Directors may deem advisable; provided, however, that any such amendment shall be approved by the holders of Shares by such vote and otherwise in compliance with applicable federal or state law (including Rule 16b-3 (or any successor provision) under the 1934 Act) or the requirements of any stock exchange upon which the Shares may then be listed.

          (b)  Termination.  The Board may at any time terminate the Plan.
               ------------

          (c)  Effect of Amendment or Termination.  No amendment to or
               ----------------------------------
     termination of the Plan shall adversely affect any option or Limited Right previously granted under the Plan without the consent of the Holder thereof.

     Section 14.    Notices.
     -----------    -------

          Each notice relating to this Plan shall be in writing and delivered in person or by mail to the proper address. Except as otherwise provided by the Committee, each notice shall be deemed to have been given on the date it is delivered or mailed, provided, however, that for a notice of exercise given in accordance with Section 8 (b), which shall be deemed to have been given on the date it is received by the Committee with payment of the option price. Each notice to the Committee shall be addressed as follows:
     The Mead Corporation, Mead World Headquarters, Courthouse Plaza Northeast, Dayton, Ohio 45463, Attention: Compensation Committee. Each notice to the Holder of an option or other person or persons then entitled to exercise an option shall be addressed to such person or persons at The Holder's address as set forth in the records of the Company. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the party to that effect.

     Section 15.  Benefits of Plan.
     -----------  ----------------

          This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All rights and obligations imposed upon the Holder of an option and all rights granted to the Company under this Plan shall be binding upon such Holder's heirs, legal representatives and successors.

     Section 16.  Pronouns and Plurals.
     -----------  ---------------------

          All pronouns shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

     Section 17.  Shareholder Approval and Term of Plan.
     -----------  -------------------------------------

          The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the Shares entitled to vote thereon held by shareholders present in person or by proxy at any shareholders' meeting at which a quorum is present. The Plan shall expire on September 30, 2005, unless sooner terminated in accordance with
     Section 13.

     Section 18.  Interpretation.
     -----------  --------------

          The Plan is designed and intended to comply with Rule 16b-3 promulgated under the 1934 Act and Section 162(m) of the Code and all provisions hereof shall be construed in a manner to so comply.

                  ___________________________________________

NOTES:
-----

(1) Adopted by the Board of Directors of the Company on October 28, 1995, and approved by the Company's shareholders on April 25, 1996.

(2) Amendments to Sections 2, 6 (b) and (e), 8 (a) and (d), 10 and 14 to allow for the designation of a beneficiary of the stock option grant.

(3) Amendments to Section 2(b), with an addition of subsection (z); Section 6(a), (f); Section 9(b) with addition of subsections (i), (ii), (iii), (iv) as adopted by the Board of Directors on June 24, 1998.

(4) Administrative Amendment to Section 8(d) as adopted by the Compensation Committee of the Board of Directors on June 24, 1999.

                                   AMENDMENT
                                      TO
                             THE MEAD CORPORATION
                            1996 STOCK OPTION PLAN

     THIS AMENDMENT (this "Amendment") is made as of February 22, 2001 to The Mead Corporation 1996 Stock Option Plan (the "Plan").

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of The Mead Corporation (the "Company"), its shareholders and Grantees that the Plan be amended, in accordance with Section 13 thereof, as provided herein;

     NOW, THEREFORE, the Plan is hereby amended as follows, provided that this Amendment shall be subject to the approval of the Company's shareholders at the Company's annual shareholder's meeting on April 26, 2001:

     1. The first sentence of Section 3 (a) of the Plan is hereby amended in its entirety to read as follows:

     Number of Shares.  Subject to adjustment as provided in Section 11, the
     ----------------
     maximum number of Shares that may be issued and/or delivered under the Plan upon the exercise of options is 10,500,000.

     2. The second paragraph of Section 4 of the Plan is hereby amended by adding the phrase "under option agreements entered into prior to April 26, 2001" after the phrase "Reload Options" in the second sentence thereof.

     3. Section 4 of the Plan is hereby amended by the addition of the following sentence at the end of the second paragraph thereof:

     Notwithstanding the foregoing, except in connection with an adjustment pursuant to Section 11 hereof, in no event shall the Committee have the authority to take any action which would have the result of adjusting downward the exercise price of any Incentive Stock Option or Nonqualified Option granted hereunder, whether through any amendment of the terms of such option, through the cancellation and subsequent replacement of such option with a new option in connection therewith or through any other means.

     4. The first sentence of Section 5 of the Plan is hereby amended in its entirety to read as follows:

     From time to time during the term of the Plan, the Committee may grant one or more Incentive Stock Options, Nonqualified Options and Reload Options under option agreements entered into prior to April 26, 2001 to any person who is then an officer or other key employee of the Company.

     5. Section 6 (b) (5) of the Plan is hereby amended in its entirety to read as follows:

     At the time the option is granted, or at such other time as the Committee may determine, the Committee may provide that, if the Grantee of the option ceases to be employed by the Company for any reason (including, but not limited to, the Grantee's disability), other than death or retirement of the Grantee, the option will continue to be exercisable by the Holder (including a Transferee under Section 10 hereof) for such additional period (not to exceed the remaining term of such option) as the Committee may provide. Unless otherwise determined by the Committee at the time an option is granted, if the Grantee of an option granted after April 26, 2001 ceases to be employed by the Company due to the Grantee's retirement, all options granted after April 26, 2001 which are then exercisable by such Grantee shall remain exercisable by the Holder for up to five (5) years after the date of such termination of employment, but in no event may the option be exercised later than its otherwise applicable expiration date.

     6. Section 6 (d) of the Plan is hereby amended by adding the phrase "under option agreements entered into prior to April 26, 2001" immediately before the defined term "(the "Original Option")."

     7. Section 6 (e) of the Plan is hereby amended by adding the phrase "under option agreements entered into prior to April 26, 2001" after the phrase "including a Reload Option" from the first parenthetical contained therein.

     This Amendment shall be effective as of the date first written above to options first granted after April 26, 2001, but shall be subject to the approval of the Company's shareholders at the Company's annual shareholder's meeting in the year 2001. Except as modified by this Amendment, the Plan shall remain in full force and effect.

                                      18